Exhibit 10.7(j)

NINTH AMENDMENT TO LEASE AGREEMENT

THIS NINTH AMENDMENT TO LEASE AGREEMENT is made and entered into as of the 7th day of October, 2004, between RAINIER COMMONS, LLC, a Washington limited liability company (“Lessor”), and TULLY’S COFFEE CORPORATION, a Washington corporation (“Lessee”).

RECITALS

A. Pursuant to that certain Lease Agreement dated August 16, 1999, entered into between Kent Central, LLC (“KCL”) and Lessee, as modified by those certain amendments described in the attached Exhibit B (collectively, the “KCL Lease”), KCL agreed to lease to Lessee certain premises as further described in the Lease (the “Original Lease Premises”) on the real property located at 3100 Airport Way South, Seattle, Washington, which is legally described as set forth on the attached Exhibit A (the “Property”). On July 17, 2003, Lessor purchased the Property from KCL, and thereby assumed all of KCL’s rights and obligations under the Lease. Lessor and Lessee modified the lease by the Sixth Amendment to Lease Agreement dated as of June 26, 2003, which became effective upon the July 17, 2003 closing the purchase of the Property from KCL (the “Sixth Amendment”) and further modified the lease by the Seventh Amendment to Lease Agreement dated as of July 23, 2004 (the “Seventh Amendment”) and the Eighth Amendment to Lease Agreement of even date herewith (the “Eighth Amendment”). The KCL lease, as modified by the Sixth Amendment, Seventh Amendment and Eighth Amendment, is referred to herein as the “Lease”.

B. Lessor and Lessee have agreed to make certain modifications to the Lease on the terms and conditions set forth in this Ninth Amendment to Lease Agreement ( the “Ninth Amendment”).

AGREEMENT

NOW, THEREFORE, in consideration of foregoing and the promises made below, and other good and valuable consideration, the parties agree as follows:

1. Definitions. Except as otherwise stated in this Ninth Amendment, terms which are defined in the Lease shall have the same meanings for this Ninth Amendment.

2. Amendments. Effective as provided herein, the Lease is hereby amended as follows:

2.1 Modifications of Premises. Lessor and Lessee have entered into a separate lease agreement of even date herewith (the “retail store lease”), providing for the construction by Lessor of a retail store with drive-thorough service on the Property, which shall be leased to Lessee pursuant to the retail store lease. Nothing in this section shall require the parties to construct such a store or execute such a retail store lease. However, in the event that such store is constructed by Lessor and Leased by Lessee pursuant to the retail store lease:

(a) The retail store premises shall not be included within the Tully’s Premises under the Lease.

(b) The construction, leasing and operation of the retail store shall not affect the respective privileges and responsibilities of Lessor and Lessee under the Lease, and shall not result in any change to the amount to Rent payable by Lessee under the Lease.

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c) All cost related to such retail store shall be paid by Lessor or Lessee, as applicable, as may be provided under the retail store lease, and such costs shall be excluded from the costs that are allocable as Monthly Operating Expenses under the Lease.

3. No Other Changes. Except as modified by the this Ninth Amendment and as otherwise agreed upon herein, all other terms of the Lease, including without limitation all exhibits thereto, remain unchanged and in full force and effect.

4. Conflict and Construction; Definitions. In the event of any conflict between the terms of this Ninth Amendment and the terms of the Lease, the terms and provisions of this Ninth Amendment shall prevail. Capitalized terms not otherwise defined in this Ninth Amendment shall have the meanings set forth in the Lease.

5. Successor and Assigns. The terms and provisions of this Ninth Amendment shall bind and inure to the benefit of Lessor and Lessee and their respective successors and assigns. This Ninth Amendment may not be assigned by either party except in connection with an assignment of the Lease in accordance with the terms of the Lease.

6. Counterparts; Facsimile. This Ninth Amendment of the Lease Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Executed counterparts may be executed and transmitted via facsimile and such version shall be deemed an original.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Ninth Amendment effective as the date set forth above.

LESSOR:		LESSEE:

RAINIER COMMONS, LLC		TULLY’S COFFEE CORPORATION

By:	/s/ Brett Goldfarb	By:	/s/ Kristopher S. Galvin
	Brett Goldfarb		Kristopher S. Galvin
Its:	Voting Member	Its:	Executive Vice President

By:	/s/ Shimon Mizrahi
Shimon Mizrahi
Its:	Voting Member

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STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October, 2004, before me personally appeared BRETT GOLDFARB, the Voting Member of RAINIER COMMONS, LLC, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October, 2004, before me personally appeared SHIMON MIZRAHI, the voting Member of RAINIER COMMONS, LLC, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

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STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October, 2004, before me personally appeared KRISTOPHER S. GALVIN, the Executive Vice President of TULLY’S COFFEE CORPORATION, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

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EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

PARCEL 2:

Lots 1 through 6, Block 233, Seattle Tidelands, in King County, Washington, as shown on the official maps on file in the Office of the Commissioner of Public Lands at Olympia, Washington;

TOGETHER WITH Lots 1 through 12, Block 17, Hanford’s Addition to South Seattle, according to the plat thereof recorded in Volume 1 of Plats, page 37, in King County, Washington;

TOGETHER WITH ALL of vacated alley in said Block 17, as vacated under City of Seattle Ordinance No. 38522;

TOGETHER WITH Lots 1 through 12, Block 16, Hanford’s Addition to South Seattle, according to the plat thereof recorded in Volume 1 of Plats, page 37, in King County, Washington;

TOGETHER WITH ALL of vacated alley in said Blocks 16, as vacated under City of Seattle Ordinance No. 38521;

TOGETHER WITH ALL of vacated South Winthrop Street between said Blocks 16 and 17, as vacated under City of Seattle Ordinance No. 38522;

TOGETHER WITH that portion of vacated South Hanford Street adjoining Block 16, as vacated under City of Seattle Ordinance No. 69571 and would attach by operation of law;

TOGETHER WITH that portion of vacated Tenth Avenue South, as vacated under City of Seattle Ordinance No. 95836, and described as follows:

BEGINNING at the intersection of the production south of the East line of Block 16 of said Plat of Hanford’s Addition to South Seattle and the Westerly right-of-way line of the Seattle Freeway (Primary State Highway No. 1); thence Northerly along said Westerly right-of-way line to the production east of the North line of Lot 12, Block 17 of said plat; thence West along said produced line to the East line of Block 17; thence South along said East line and the same produced and along the East line of Block 16 to the POINT OF BEGINNING; EXCEPT from the above described Parcel 2 any portion lying within the Northern Pacific Railway Company right-of-way; EXCEPT that portion as conveyed to the State of Washington for Primary State Highway No. 1 by deed recorded under Recording No. 6199964.

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EXHIBIT B

AMENDMENTS TO THE LEASE AGREEMENT

AMENDMENTS TO THE ORIGINAL LEASE

1. First Lease Amendment dated December 17, 1999, entered into between KCL and Lessee;

2. Second Lease Amendment dated June 6, 2000, entered into between KCL and Lessee;

3. Third Lease Amendment dated November 7, 2000, entered into between KCL and Lessee;

4. Fourth Lease Amendment dated February 21, 2001, entered into between KCL and Lessee; and

5. Fifth Lease Amendment dated November 1, 2002, entered into between KCL and Lessee.

AMENDMENTS BETWEEN LESSEE AND LESSOR

1. Sixth Amendment to Lease Agreement dated as of June 26, 2003, entered into between Lessor and Lessee, and effective as of July 17, 2003

2. Seventh Amendment to Lease Agreement dated as of July 23, 2004, entered into between Lessor and Lessee

3. Eighth Amendment to Lease Agreement of even date herewith, entered into between Lessor and Lessee

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